UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 12, 2019

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33784	20-8084793
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 429-5500

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Departure of Mr. Paul D. McKinney as President, Chief Executive Officer and Director

On December 12, 2019, Paul D. McKinney, President and Chief Executive Officer of SandRidge Energy, Inc. (“SandRidge” or the “Company”), tendered his resignation from the Company, effective December 12, 2019.

In connection with his resignation, Mr. McKinney also tendered his resignation as a director of the Company and as a director, member or partner of any and all subsidiaries of the Company. Mr. McKinney’s resignation from the Board of Directors (the “Board”) of the Company, which was also effective December 12, 2019, was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the termination of his employment, the Company entered into a separation agreement substantially in the form of that attached to the SandRidge Energy, Inc. Special Severance Plan (the “Plan”), as amended, with the following material severance terms, which are in lieu of the severance terms provided under the Plan:

•	A lump sum cash payment equal to $300,000;

•	Immediate vesting of all outstanding stock option awards granted under the 2016 Omnibus Incentive Plan; and

•	A $1,500 healthcare benefits stipend.

The foregoing is qualified in its entirety by reference to the full text of the separation agreement attached as Exhibit A-1 to the Plan, which was filed with the Securities and Exchange Commission (the “Commission”) on May 9, 2019 as Exhibit 10.3.7 to the Company’s Quarterly Report on Form 10-Q for the three months ended on March 31, 2019, which is incorporated herein by reference.

Appointment of Mr. John P. Suter as Interim President and Chief Executive Officer

Effective as of December 12, 2019, the Board appointed John P. Suter, Executive Vice President and Chief Operating Officer since December 1, 2016, to serve as the Company’s Interim President and Chief Executive Officer.

Mr. Suter, age 59, joined SandRidge in April 2015 as Senior Vice President of Mid-Continent Operations, bringing with him extensive experience in the exploration and production sector, including most recently serving as Vice President of the Woodford business unit at American Energy Partners, LP from November 2013. From May 2010 to September 2013, he served as Vice President of Operations for Chesapeake Energy Corporation’s Western Division, and before that, as Chesapeake’s District Manager for the Barnett Shale and Southern Oklahoma assets. Before joining Chesapeake Energy, Mr. Suter served in various operational roles at Continental Resources, Inc., Cabot Oil & Gas Corporation and Petro-Lewis Corporation. He holds a Bachelor of Science degree in Petroleum Engineering from Texas Tech University.

It is anticipated that Mr. Suter’s compensation arrangements will continue pursuant to the employment agreement he entered into with the Company in connection with his appointment as the Company’s Executive Vice President and Chief Operating Officer, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 10, 2016. This summary is qualified in its entirety by reference to the full text of the 2015 Form of Employment Agreement for Executive Vice Presidents and Senior Vice Presidents, which was filed with the Commission on November 5, 2015 as Exhibit 10.3.4 to the Company’s Quarterly Report on Form 10-Q for the three months ended on September 30, 2015.

There are no arrangements or understandings between Mr. Suter and any other person pursuant to which Mr. Suter was appointed as an executive officer of the Company, and there are no relationships between Mr. Suter and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On December 13, 2019, SandRidge issued a press release announcing initiatives to improve shareholder value, including the evaluation of minimal 2020 capex and the appointment of John Suter as Interim President and Chief Executive Officer following the resignation of Mr. McKinney. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included with respect to this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to expectations about the hiring of a permanent President and Chief Executive Officer, the future results and benefits of announced initiatives and future financial results and operational plans. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including risks and uncertainties described in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q filed after such form 10-K, and in any subsequent filings with the SEC. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 13, 2019 announcing initiatives to improve shareholder value, including the evaluation of minimal 2020 capex and the appointment of John Suter as Interim President and Chief Executive Officer following the resignation of Mr. McKinney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SANDRIDGE ENERGY, INC.

Dated: December 13, 2019	By:	/s/ Michael A. Johnson
Michael A. Johnson
Senior Vice President and Chief Financial Officer